Exhibit 99

Chemed Reports Third-Quarter 2016 Results

CINCINNATI--(BUSINESS WIRE)--October 26, 2016--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2016, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 1.7% to $393 million
  GAAP Diluted EPS decreased 1.8% to $1.62
  Adjusted Diluted EPS decreased 2.8% to $1.73

VITAS segment operating results:

  Net Patient Revenue of $283 million, a decrease of 0.8%
  Average Daily Census (ADC) of 16,201, an increase of 3.0%
  Unit for Unit admissions of 16,157, an increase of 1.7%
  Net Income, including discrete items, of $20.9 million, a decrease of 18.7%
  Adjusted EBITDA of $38.6 million, a decrease of 14.7%

Roto-Rooter segment operating results:

  Revenue of $110 million, an increase of 8.4%
  Net Income of $12.9 million, an increase of 17.3%
  Adjusted EBITDA of $23.7 million, an increase of 20.0%
  Adjusted EBITDA margin of 21.6%, an increase of 208 basis points

VITAS

Net revenue for VITAS was $283 million in the third quarter of 2016, which is a decrease of 0.8%, when compared to the prior-year period. This revenue decrease is comprised primarily of an average Medicare reimbursement rate increase of approximately 0.6%, a 3.0% increase in average daily census, offset by acuity mix shift which negatively impacted revenue 1.7% and changes in Medicare hospice reimbursement methodology which negatively impacted revenue 2.1%.

On January 1, 2016, CMS implemented a refinement to the Medicare hospice reimbursement per diem. This refinement eliminated the single-tier per diem for routine home care (RHC) and replaced it with a two-tiered rate, with a higher per diem rate for the first 60 days of a hospice patient’s care, and a lower rate for days 61 and after. In addition, CMS provided for a Service Intensity Add-on (SIA) payment which provides for reimbursement of care provided by a registered nurse or social worker for RHC patients within seven days prior to death. The reimbursement for continuous care, inpatient care and respite care are not impacted by this rebasing.

The current two-tiered national per diem rate for RHC is $186.84 for the first 60 days and $146.83 for RHC provided to patients in hospice beyond 60 days. An individual hospice’s actual per diem rate is adjusted for differences in geographic cost of living.

Rebasing in 2016 would be revenue neutral to a hospice if it has 37.6% of total RHC days-of-care being provided to patients in their first 60 days of admission and 62.4% of total RHC days-of-care provided to patients after the 60 days. (RHC Days-of-Care ratio).

In the third quarter of 2016, VITAS had a 24.6/75.4 RHC Days-of-Care ratio and generated approximately $1.3 million in SIA payments. This resulted in $6.0 million less revenue than under the previous Medicare reimbursement methodology.

VITAS did not have any adjustments to revenue related to the Medicare Cap billing limitation in the current or prior-year quarter for the 2016 Medicare cap year.

Approximately $0.2 million of cap was recorded in the quarter relating to the 2015 measurement period. The methodology used to calculate the Medicare Cap is in dispute. CMS is calculating the Medicare Cap liability using theoretical revenue that assumes no revenue reduction from sequestration.

At September 30, 2016, VITAS had 31 Medicare provider numbers, none of which has an estimated 2016 Medicare Cap billing limitation.

Of VITAS’ 31 unique Medicare provider numbers, 27 provider numbers have a Medicare Cap cushion of 10% or greater for the 2016 Medicare Cap period, two provider numbers have a cap cushion between 5% and 10%, and two provider numbers have a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $281 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter was $189.94, which is 3.6% below the prior-year period. Routine home care reimbursement and high acuity care averaged $160.09 and $697.21, respectively. During the quarter, high acuity days of care were 5.6% of total days of care, 58 basis points less than the prior-year quarter.

The third quarter of 2016 gross margin, excluding Medicare Cap, was 20.7%, which is a 260 basis point decline when compared to the third quarter of 2015.

Selling, general and administrative expense was $21.8 million in the third quarter of 2016, which is 2.6% favorable when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $38.6 million in the quarter, a decrease of 14.7% over the prior-year period. Adjusted EBITDA margin was 13.6% in the quarter which is 225 basis points below the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $110 million for the third quarter of 2016, an increase of $8.5 million, or 8.4%, over the prior-year quarter. Revenue from water restoration totaled $11.9 million, an increase of 46.3% over the prior year.

Roto-Rooter’s gross margin in the quarter was 47.8%, a 75 basis point improvement when compared to the third quarter of 2015. Adjusted EBITDA in the third quarter of 2016 totaled $23.7 million, an increase of 20.0%, and the Adjusted EBITDA margin was 21.6% in the quarter, 208 basis points higher than the prior year.

Chemed Consolidated

As of September 30, 2016, Chemed had total cash and cash equivalents of $21 million and debt of $111 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At September 30, 2016, the Company had approximately $288 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through September 30, 2016, aggregated $29.7 million and compares to depreciation and amortization during the same period of $25.9 million.

On March 11, 2016, Chemed’s Board of Directors authorized an additional $100 million for stock repurchase under Chemed’s existing share repurchase program. On a year-to-date basis, the company has purchased 780,134 shares of Chemed stock at an aggregate cost of $102.3 million. The company did not purchase any shares of Chemed stock in the third quarter of 2016. As of September 30, 2016, there is $50.2 million of share repurchase authorization under this plan.

Guidance for 2016

Including the impact of the change in Medicare hospice reimbursement previously discussed, full-year 2016 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 1.0% to 2.0%. Average Daily Census (ADC) in 2016 is estimated to expand approximately 4.5% to 5.0% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.0% to 14.5%. We are currently estimating $1.25 million for Medicare Cap billing limitations in the fourth quarter.

Roto-Rooter is forecasted to achieve full-year 2016 revenue growth of 5.0% to 5.5%. This revenue estimate is based upon increased job pricing of approximately 1% and continued growth in water restoration services. Adjusted EBITDA margin for 2016 is estimated in the range of 21.0% to 21.3%.

Based upon the above, full-year 2016 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $7.20 to $7.30. This compares to Chemed’s 2015 reported adjusted earnings per diluted share of $6.98.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, October 27, 2016, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (855) 715-1324 for U.S. and Canadian participants and +1 (503) 343-6664 for international participants. The participant passcode/Conference ID is 96139697. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 96139697. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 16,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water restoration services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or

10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Service revenues and sales	$392,607	$386,226	$1,173,405	$1,144,799
Cost of services provided and goods sold	281,658	272,089	836,348	811,637
Selling, general and administrative expenses (aa)	59,373	55,788	181,046	173,267
Depreciation	8,614	8,075	25,619	24,189
Amortization	91	146	274	407
Other operating expenses	-	-	4,491	-
Total costs and expenses	349,736	336,098	1,047,778	1,009,500
Income from operations	42,871	50,128	125,627	135,299
Interest expense	(1,018)	(908)	(2,831)	(2,846)
Other income/(expense)--net (bb)	1,640	(2,355)	1,933	(1,256)
Income before income taxes	43,493	46,865	124,729	131,197
Income taxes	(16,664)	(18,032)	(48,175)	(50,852)
Net income	$26,829	$28,833	$76,554	$80,345

Earnings Per Share
Net income	$1.66	$1.71	$4.66	$4.76
Average number of shares outstanding	16,166	16,865	16,443	16,887

Diluted Earnings Per Share
Net income	$1.62	$1.65	$4.54	$4.61
Average number of shares outstanding	16,559	17,422	16,851	17,430

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
SG&A expenses before the impact of market gain/(losses) related to deferred compensation plans, long-term incentive compensation and O.I.G. expenses	$56,475	$55,601	$174,183	$166,555
Market value gains/(losses) related to deferred compensation plans	1,656	(2,328)	1,857	(880)
Long-term incentive compensation	643	1,364	901	3,755
O.I.G. expenses	599	1,151	4,105	3,837
Total SG&A expenses	$59,373	$55,788	$181,046	$173,267

(bb) Other income/(expense)--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Market value gains/(losses) related to deferred compensation plans	$1,656	$(2,328)	$1,857	$(880)
Loss on disposal of property and equipment	(134)	(116)	(224)	(131)
Interest income--net	119	77	301	207
Other	(1)	12	(1)	(452)
Total other income/(expense)--net	$1,640	$(2,355)	$1,933	$(1,256)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	September 30,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$21,285	$38,450
Accounts receivable less allowances	86,006	123,665
Inventories	6,101	6,545
Current deferred income taxes	-	17,313
Prepaid income taxes	5,069	3,308
Prepaid expenses	14,498	11,494
Total current assets	132,959	200,775
Investments of deferred compensation plans held in trust	55,158	49,951
Properties and equipment, at cost less accumulated depreciation	119,994	111,221
Identifiable intangible assets less accumulated amortization	55,067	55,834
Goodwill	472,418	472,407
Other assets	6,880	7,450
Total Assets	$842,476	$897,638

Liabilities
Current liabilities
Accounts payable	$42,844	$52,468
Current portion of long-term debt	8,125	7,500
Income taxes	-	736
Accrued insurance	46,233	42,356
Accrued compensation	48,391	59,533
Accrued legal	1,495	1,698
Other current liabilities	20,369	22,472
Total current liabilities	167,457	186,763
Deferred income taxes	15,586	29,370
Long-term debt	102,500	130,625
Deferred compensation liabilities	54,455	49,282
Other liabilities	15,276	13,022
Total Liabilities	355,274	409,062

Stockholders' Equity
Capital stock	34,174	33,816
Paid-in capital	625,961	581,342
Retained earnings	930,184	839,979
Treasury stock, at cost	(1,105,620)	(968,946)
Deferred compensation payable in Company stock	2,503	2,385
Total Stockholders' Equity	487,202	488,576
Total Liabilities and Stockholders' Equity	$842,476	$897,638

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2016	2015
Cash Flows from Operating Activities
Net income	$76,554	$80,345
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,893	24,596
Provision for uncollectible accounts receivable	12,132	11,100
Stock option expense	6,259	3,600
Benefit for deferred income taxes	(5,530)	(2,694)
Noncash early retirement expense	1,747	-
Amortization of restricted stock awards	1,415	1,488
Noncash long-term incentive compensation	837	3,755
Noncash directors' compensation	541	540
Amortization of debt issuance costs	390	392
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	8,061	(10,110)
Decrease/(increase) in inventories	213	(373)
Decrease/(increase) in prepaid expenses	(1,646)	68
Increase/(decrease) in accounts payable and other current liabilities	(5,471)	5,416
Increase in income taxes	8,587	3,049
Increase in other assets	(5,694)	(605)
Increase in other liabilities	6,835	524
Excess tax benefit on share-based compensation	(2,974)	(8,474)
Other sources	204	467
Net cash provided by operating activities	128,353	113,084
Cash Flows from Investing Activities
Capital expenditures	(29,708)	(30,194)
Business combinations, net of cash acquired	-	(6,614)
Other sources/(uses)	(114)	396
Net cash used by investing activities	(29,822)	(36,412)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	110,200	103,200
Purchases of treasury stock	(102,313)	(36,682)
Payments on revolving line of credit	(85,200)	(108,200)
Dividends paid	(12,215)	(11,542)
Capital stock surrendered to pay taxes on stock-based compensation	(7,051)	(11,226)
Payments on other long-term debt	(5,625)	(4,375)
Proceeds from exercise of stock options	4,625	11,193
Excess tax benefit on share-based compensation	2,974	8,474
Increase/(decrease) in cash overdrafts payable	2,092	(1,745)
Other sources/(uses)	540	(1,451)
Net cash used by financing activities	(91,973)	(52,354)
Increase in Cash and Cash Equivalents	6,558	24,318
Cash and cash equivalents at beginning of year	14,727	14,132
Cash and cash equivalents at end of period	$21,285	$38,450

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Service revenues and sales	$282,865	$109,742	$-	$392,607
Cost of services provided and goods sold	224,410	57,248	-	281,658
Selling, general and administrative expenses (a)	21,775	28,635	8,963	59,373
Depreciation	4,751	3,731	132	8,614
Amortization	14	77	-	91
Total costs and expenses	250,950	89,691	9,095	349,736
Income/(loss) from operations	31,915	20,051	(9,095)	42,871
Interest expense (a)	(59)	(78)	(881)	(1,018)
Intercompany interest income/(expense)	1,810	800	(2,610)	-
Other income/(expense)—net	(1)	(14)	1,655	1,640
Income/(loss) before income taxes	33,665	20,759	(10,931)	43,493
Income taxes (a)	(12,762)	(7,904)	4,002	(16,664)
Net income/(loss)	$20,903	$12,855	$(6,929)	$26,829

2015
Service revenues and sales	$285,008	$101,218	$-	$386,226
Cost of services provided and goods sold	218,528	53,561	-	272,089
Selling, general and administrative expenses (a)	22,367	27,523	5,898	55,788
Depreciation	4,631	3,300	144	8,075
Amortization	60	86	-	146
Total costs and expenses	245,586	84,470	6,042	336,098
Income/(loss) from operations	39,422	16,748	(6,042)	50,128
Interest expense (a)	(54)	(80)	(774)	(908)
Intercompany interest income/(expense)	1,979	858	(2,837)	-
Other income/(expense)—net	(11)	(15)	(2,329)	(2,355)
Income/(loss) before income taxes	41,336	17,511	(11,982)	46,865
Income taxes (a)	(15,613)	(6,550)	4,131	(18,032)
Net income/(loss)	$25,723	$10,961	$(7,851)	$28,833

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Service revenues and sales	$839,131	$334,274	$-	$1,173,405
Cost of services provided and goods sold	662,371	173,977	-	836,348
Selling, general and administrative expenses (a)	69,197	87,890	23,959	181,046
Depreciation	14,346	10,860	413	25,619
Amortization	41	233	-	274
Other operating expenses	4,491	-	-	4,491
Total costs and expenses	750,446	272,960	24,372	1,047,778
Income/(loss) from operations	88,685	61,314	(24,372)	125,627
Interest expense (a)	(176)	(264)	(2,391)	(2,831)
Intercompany interest income/(expense)	5,840	2,614	(8,454)	-
Other income/(expense)—net	76	(2)	1,859	1,933
Income/(loss) before income taxes	94,425	63,662	(33,358)	124,729
Income taxes (a)	(35,887)	(24,446)	12,158	(48,175)
Net income/(loss)	$58,538	$39,216	$(21,200)	$76,554

2015
Service revenues and sales	$831,081	$313,718	$-	$1,144,799
Cost of services provided and goods sold	646,801	164,836	-	811,637
Selling, general and administrative expenses (a)	66,792	84,620	21,855	173,267
Depreciation	14,141	9,598	450	24,189
Amortization	180	227	-	407
Total costs and expenses	727,914	259,281	22,305	1,009,500
Income/(loss) from operations	103,167	54,437	(22,305)	135,299
Interest expense (a)	(164)	(274)	(2,408)	(2,846)
Intercompany interest income/(expense)	5,461	2,501	(7,962)	-
Other income/(expense)—net	(395)	19	(880)	(1,256)
Income/(loss) before income taxes	108,069	56,683	(33,555)	131,197
Income taxes (a)	(41,230)	(21,561)	11,939	(50,852)
Net income/(loss)	$66,839	$35,122	$(21,616)	$80,345

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Net income/(loss)	$20,903	$12,855	$(6,929)	$26,829
Add/(deduct):
Interest expense	59	78	881	1,018
Income taxes	12,762	7,904	(4,002)	16,664
Depreciation	4,751	3,731	132	8,614
Amortization	14	77	-	91
EBITDA	38,489	24,645	(9,918)	53,216
Add/(deduct):
Intercompany interest expense/(income)	(1,810)	(800)	2,610	-
Interest income--net	(108)	(11)	-	(119)
Net expenses related to litigation settlements	1,149	-	-	1,149
Expenses related to OIG investigation	599	-	-	599
Medicare cap sequestration adjustment	228	-	-	228
Amortization of stock awards	85	76	279	440
Advertising cost adjustment (c)	-	(188)	-	(188)
Long-term incentive compensation	-	-	643	643
Stock option expense	-	-	1,419	1,419
Adjusted EBITDA	$38,632	$23,722	$(4,967)	$57,387

2015
Net income/(loss)	$25,723	$10,961	$(7,851)	$28,833
Add/(deduct):
Interest expense	54	80	774	908
Income taxes	15,613	6,550	(4,131)	18,032
Depreciation	4,631	3,300	144	8,075
Amortization	60	86	-	146
EBITDA	46,081	20,977	(11,064)	55,994
Add/(deduct):
Intercompany interest expense/(income)	(1,979)	(858)	2,837	-
Interest income--net	(68)	(9)	-	(77)
Expenses related to OIG investigation	1,151	-	-	1,151
Amortization of stock awards	126	86	379	591
Advertising cost adjustment (c)	-	(456)	-	(456)
Acquisition expenses	-	30	-	30
Long-term incentive compensation	-	-	1,364	1,364
Stock option expense	-	-	813	813
Adjusted EBITDA	$45,311	$19,770	$(5,671)	$59,410

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Net income/(loss)	$58,538	$39,216	$(21,200)	$76,554
Add/(deduct):
Interest expense	176	264	2,391	2,831
Income taxes	35,887	24,446	(12,158)	48,175
Depreciation	14,346	10,860	413	25,619
Amortization	41	233	-	274
EBITDA	108,988	75,019	(30,554)	153,453
Add/(deduct):
Intercompany interest expense/(income)	(5,840)	(2,614)	8,454	-
Interest income--net	(256)	(45)	-	(301)
Early retirement expenses	4,491	-	-	4,491
Expenses related to OIG investigation	4,105	-	-	4,105
Amortization of stock awards	302	230	883	1,415
Medicare cap sequestration adjustment	228	-	-	228
Advertising cost adjustment (c)	-	(1,353)	-	(1,353)
Net expenses related to litigation settlements	1,149	44	-	1,193
Long-term incentive compensation	-	-	901	901
Stock option expense	-	-	6,259	6,259
Adjusted EBITDA	$113,167	$71,281	$(14,057)	$170,391

2015
Net income/(loss)	$66,839	$35,122	$(21,616)	$80,345
Add/(deduct):
Interest expense	164	274	2,408	2,846
Income taxes	41,230	21,561	(11,939)	50,852
Depreciation	14,141	9,598	450	24,189
Amortization	180	227	-	407
EBITDA	122,554	66,782	(30,697)	158,639
Add/(deduct):
Intercompany interest expense/(income)	(5,461)	(2,501)	7,962	-
Interest income--net	(179)	(27)	(1)	(207)
Expenses related to OIG investigation	3,837	-	-	3,837
Amortization of stock awards	343	181	964	1,488
Advertising cost adjustment (c)	-	(1,367)	-	(1,367)
Acquisition expenses	-	161	-	161
Net expenses related to litigation settlements	-	5	-	5
Long-term incentive compensation	-	-	3,755	3,755
Stock option expense	-	-	3,600	3,600
Expenses of securities litigation	-	-	37	37
Adjusted EBITDA	$121,094	$63,234	$(14,380)	$169,948

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income as reported	$26,829	$28,833	$76,554	$80,345

Add after-tax costs of:
Stock option expense	897	509	3,958	2,268
Long-term incentive compensation	406	863	570	2,375
Net expenses related to OIG investigation	370	711	2,535	2,369
Medicare cap sequestration adjustment	141	-	141	-
Acquisition expenses	-	18	-	98
Early retirement expenses	-	-	2,840	-
Litigation settlements	-	-	27	23
Net expenses related to litigation settlements	-	-	-	3

Adjusted net income	$28,643	$30,934	$86,625	$87,481

Diluted Earnings Per Share As Reported
Net income	$1.62	$1.65	$4.54	$4.61
Average number of shares outstanding	16,559	17,422	16,851	17,430

Adjusted Diluted Earnings Per Share
Net income	$1.73	$1.78	$5.14	$5.02
Adjusted average number of shares outstanding (e)	16,559	17,422	16,851	17,430

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING STATISTICS	2016	2015	2016	2015
Net revenue ($000) (d)
Homecare	$225,348	$222,952	$659,477	$640,867
Inpatient	23,850	24,271	73,856	76,485
Continuous care	33,895	37,785	106,026	113,564
Total before Medicare cap allowance	283,093	285,008	839,359	830,916
Medicare cap allowance	(228)	-	(228)	165
Total	$282,865	$285,008	$839,131	$831,081
Net revenue as a percent of total before Medicare cap allowance
Homecare	79.6%	78.2%	78.6%	77.1%
Inpatient	8.4	8.5	8.8	9.2
Continuous care	12.0	13.3	12.6	13.7
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	(0.1)	-	-	-
Total	99.9%	100.0%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	12,223	11,607	11,972	11,259
Nursing home	3,077	3,150	3,028	3,026
Routine homecare	15,300	14,757	15,000	14,285
Inpatient	394	404	406	424
Continuous care	507	561	530	571
Total	16,201	15,722	15,936	15,280

Total Admissions	16,157	16,131	49,205	50,082
Total Discharges	15,690	15,949	48,403	48,979
Average length of stay (days)	87.7	78.6	85.2	78.9
Median length of stay (days)	16.0	16.0	16.0	15.0
ADC by major diagnosis
Cerebro	32.9%	28.8%	32.2%	28.6%
Neurological	20.7	22.9	21.3	23.3
Cancer	15.5	16.6	15.3	16.7
Cardio	17.1	17.4	17.3	17.5
Respiratory	7.8	7.9	7.8	7.9
Other	6.0	6.4	6.1	6.0
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.2%	18.7%	20.9%	18.8%
Neurological	11.0	12.5	11.0	12.3
Cancer	33.3	33.3	31.9	32.1
Cardio	14.4	14.5	15.3	15.3
Respiratory	9.0	9.2	10.1	10.0
Other	11.1	11.8	10.8	11.5
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (f)
Routine homecare	51.4%	53.7%	51.8%	52.9%
Inpatient	(2.4)	3.8	2.7	6.1
Continuous care	12.2	15.7	13.7	16.1
Homecare margin drivers (dollars per patient day)
Labor costs	$56.53	$54.92	$56.51	$56.14
Combined drug, home medical equipment and
medical supplies cost	$16.30	16.12	15.90	16.18
Inpatient margin drivers (dollars per patient day)
Labor costs	$360.35	$355.30	$346.61	$347.52
Continuous care margin drivers (dollars per patient day)
Labor costs	$618.15	$569.39	$609.08	$591.26
Bad debt expense as a percent of revenues	1.2%	1.0%	1.2%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	38.4	38.1	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	20.7	32.3	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015
(unaudited)

(a)	Included in the results of operations 2016 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):
		Three Months Ended September 30, 2016
		VITAS	Corporate	Consolidated
	Service revenues and sales
	Medicare cap sequestration adjustment	$(228)	$-	$(228)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(599)	-	(599)
	Long-term incentive compensation	-	(643)	(643)
	Stock option expense	-	(1,419)	(1,419)
	Pretax impact on earnings	(827)	(2,062)	(2,889)
	Income tax benefit on the above	316	759	1,075
	After-tax impact on earnings	$(511)	$(1,303)	$(1,814)

		Nine Months Ended September 30, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales
	Medicare cap sequestration adjustment	$(228)	$-	$-	$(228)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(4,105)	-	-	(4,105)
	Expenses related to litigation settlements	-	(44)	-	(44)
	Long-term incentive compensation	-	-	(901)	(901)
	Stock option expense	-	-	(6,259)	(6,259)
	Other operating expenses:
	Early retirement expenses	(4,491)	-	-	(4,491)
	Pretax impact on earnings	(8,824)	(44)	(7,160)	(16,028)
	Income tax benefit on the above	3,308	17	2,632	5,957
	After-tax impact on earnings	$(5,516)	$(27)	$(4,528)	$(10,071)

(b)	Included in the results of operations 2015 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):
		Three Months Ended September 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,151)	$-	$-	$(1,151)
	Acquisition expenses	-	(30)	-	(30)
	Long-term incentive compensation	-	-	(1,364)	(1,364)
	Stock option expense	-	-	(813)	(813)
	Pretax impact on earnings	(1,151)	(30)	(2,177)	(3,358)
	Income tax benefit on the above	440	12	805	1,257
	After-tax impact on earnings	$(711)	$(18)	$(1,372)	$(2,101)

		Nine Months Ended September 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(3,837)	$-	$-	$(3,837)
	Acquisition expenses	-	(161)	-	(161)
	Expenses related to litigation settlements	-	(5)	-	(5)
	Long-term incentive compensation	-	-	(3,755)	(3,755)
	Stock option expense	-	-	(3,600)	(3,600)
	Expenses of securities litigation	-	-	(37)	(37)
	Pretax impact on earnings	(3,837)	(166)	(7,392)	(11,395)
	Income tax benefit on the above	1,468	65	2,726	4,259
	After-tax impact on earnings	$(2,369)	$(101)	$(4,666)	$(7,136)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2016 and 2015, GAAP advertising expense for Roto-Rooter totaled $6,496,000 and $6,028,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2016 and 2015 would total $6,684,000 and $6,484,000, respectively.

Similarly, for the first nine months of 2016 and 2015, GAAP advertising expense for Roto-Rooter totaled $19,394,000 and $18,486,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2016 and 2015 would total $20,747,000 and $19,853,000, respectively.

(d)

VITAS has nine large (greater than 450 ADC), 20 medium (greater than 200 but less than 450 ADC) and 15 small (less than 200 ADC) hospice programs. For the current Medicare cap year there are no programs with a cap liability and four programs with a Medicare cap cushion of less than 10%.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901